Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Chimera Investment Corporation (“Client”) and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Review”: 1,273 mortgage loans
▪	“Credit and Compliance Review”: 738 mortgage loans
▪	“Lease Review”: 6 mortgage loans
▪	“Guideline Review”: 29 mortgage loans
▪	“Data Integrity Review”: 2,055 mortgage loans
▪	“Collection Comment Review”: 2,055 mortgage loans
▪	“Payment History Review”: 2,055 mortgage loans
▪	“Title Review”: 1,922 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 45 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

APPVAL	LOANPURP	STADDRESS
ARMORFIX	MARGIN	STATE
BALLLOON	MODDATE	STEP1RATE
CITY	MODIFIED	STEP1RATEDATE
DEFPRINBAL	MTDATE	STEP2RATE
FPADATE	ORIGBAL	STEP2RATEDATE
FPDATE	ORIGDATE	STEP3RATE
FRADATE	ORIGPANDI	STEP3RATEDATE
INDEXCD	ORIGRATE	STEP4RATE
INTTYPE	PERCAP	STEP4RATEDATE
IOEXPDATE	PERFLOOR	STEP5RATE
IOFLAG	PRAREMAINING	STEP5RATEDATE
LIFEMAXRT	PROPTYPE	STEP6RATE
LIFEMINRT	RFREQ	STEP6RATEDATE
LNAME	SALESPRICE	ZIP

(5) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

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Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,273 Loans)

(I)	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

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(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;

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▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (738 Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43©);
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

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c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43© (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the

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status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

With regard to General Ability to Repay testing, the compliance review was performed with the following considerations with respect to guideline deviations. Note, the following considerations are limited to General ATR (Non-QM, ATR Risk, ATR Fail) evaluation and do not apply to Qualified Mortgage (QM) reviews.

•	Compensating factors for Guideline Deficiencies – Compensating factors are not permitted to override, waive, or trump any of the 8 factors under 1026.43(c) that were not addressed by lender based on the documents in the loan file. Compensating factors may be considered in reducing the severity of guideline deficiencies in cases where the file contains evidence that the related ATR factor was addressed and considered, but did not have strict adherence to guideline requirements (e.g. Guidelines require 2 years tax returns and file contains 1 year tax returns).

o	Present but deficient documentation – To the extent there is a documentation deficiency, but file contains evidence that the ability to repay component was considered (e.g. Guidelines require signed and dated tax returns and file contains unsigned undated tax returns), an EV2-B level exception will be cited for the deficiency in the documentation against guidelines. On the contrary, if Guidelines require signed and dated tax returns and file does not contain any tax returns or transcripts, finding will be reported as an EV3-C and yield a QM/ATR loan designation of ATR Fail.

•	Lender Policies Overlay – Lender policies that act as an overlay or clarification of their approach to underwriting beyond the guidelines are considered in the review to determine if loan documentation adheres to guidelines. No exception will be cited for guideline deviations that otherwise adhere to or meet requirements set forth in Lender Policies. Provided there are no other open EV3-C ability to repay findings, loans with guideline deviations with documentation that adheres to or meets requirements set forth in Lender Policies will yield a QM/ATR loan designation of Non-QM.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

LEASES SCOPE (6 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project.

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Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens.

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Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

GUIDELINE REVIEW (29 Loans)

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.

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▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

COLLECTION COMENT REVIEW (2,055 loans): AMC performed up to 24-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

PAYMENT HISTORY REVIEW (2,055 loans): AMC performed up to 24-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 24 month look back for each mortgage loan within the payment history population.

TITLE REVIEW (1,922 loans): SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between June 2023 and June 2024. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). AMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

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a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

(7) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

CREDIT and COMPLIANCE RESULTS SUMMARY (2,011 mortgage Loans)

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Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,273 Mortgage Loans)

Overall: NRSRO Grade (DBRS & Fitch)	Loan Count	% of Loans
A	95	7.46%
B	948	74.47%
C	69	5.42%
D	161	12.65%
Total	1,273	100.00%

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (738 Mortgage Loans)

Overall: NRSRO Grade (DBRS)	Loan Count	% of Loans
A	195	26.42%
B	365	49.46%
C	157	21.27%
D	21	2.85%
Total	738	100.00%

Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	166	22.49%
B	388	52.57%
C	154	20.87%
D	30	4.07%
Total	738	100.00%

GUIDELINE REULTS SUMMARY (29 Mortgage Loan)

There were 29 mortgage loan in the final Guideline Review population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, 28 (96.55%) of the loans had exceptions; however, none of the loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

Overall: NRSRO Grade (DBRS & Fitch)	Loan Count	% of Loans
A	1	3.45%
B	28	96.55%
C	0	0.00%
D	0	0.00%
Total	29	100.00%

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LEASES RESULTS SUMMARY (1 Mortgage Loan)

There were 6 mortgage loan in the final Leases Review population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, 3 (50.00%) of the loans had exceptions; however, only 1 (16.67%) of the loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

Overall: NRSRO Grade (DBRS & Fitch)	Loan Count	Percentage of Loans
A	3	50.00%
B	2	33.33%
C	1	16.67%
D	0	0.00%
Total	6	100.00%

REVIEW EXCEPTION SUMMARY (2,011 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 SAMC (1,273 Mortgage Loans)

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total

Compliance	D	Missing, Incorrect, or Incomplete HUD-1	161
		Missing, Incorrect, or Incomplete Note	2
		Total Compliance Grade (D) Exceptions:	163
	C	State Defect	194
		FHA MIP	5
		Missing Required Data (other than HUD-1 or Note)	5
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		FHA	1
		Total Compliance Grade (C) Exceptions:	206
	B	TILA	748
		Missing Application Date	677
		RESPA	605
		Missing Non-Required Data	531
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	419
		State Defect	376
		Misc. State Level	317
		Missing, Incorrect, or Incomplete GFE	272
		LTV Test	174
		FACTA	165
		Missing Required Data	135
		Missing, Incorrect, or Incomplete Final TIL	124
		Loan Package Documentation	72
		Missing Required Data (other than HUD-1 or Note)	53
		Safe Act	52
		TIL-MDIA	47
		State Late Charge	38
		Federal HPML	19
		Compliance	16
		FHA	15
		Final TIL Estimated	13
		Missing, Incorrect, or Incomplete HUD-1	10
		Missing, Incorrect, or Incomplete Initial TIL	3
		Missing, Incorrect, or Incomplete Note	3
		Cross Collateralized	1
		GSE	1
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		Total Compliance Grade (B) Exceptions:	4,887
Total Compliance Exceptions:			5,256

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (738 Mortgage Loans)

Exception Type	DBRS Final Exception Rating	Exception Category	Total

Compliance	D	Missing Document	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (D) Exceptions:	2
	C	Compliance	2
		Missing Required Data (other than HUD-1 or Note)	1
		State Defect	1
		TRID Defect	1
		Total Compliance Grade (C) Exceptions:	5
	B	TRID Defect	716
		Missing, Incorrect, or Incomplete Final or Initial 1003	175
		Missing Non-Required Data	140
		RESPA	114
		ECOA	113
		Missing Application Date	78
		ATR/QM Defect	49
		TILA	44
		State Late Charge	42
		TRID	24
		GSE	18
		Misc. State Level	15
		Missing Disclosure	12
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	11
		ATR/QM	10
		FACTA	8
		Federal HPML	6
		TIL-MDIA	4
		Compliance	2
		Final TIL Estimated	2
		Missing Required Data (other than HUD-1 or Note)	2
		Flood	1
		Missing, Incorrect, or Incomplete Final TIL	1
		Missing, Incorrect, or Incomplete GFE	1
		State Defect	1
		State HPML	1
		Total Compliance Grade (B) Exceptions:	1,590
Total Compliance Exceptions:			1,597
Credit	D	Property - Appraisal	14
		Loan Package Documentation	2
		Missing Document	1
		Total Credit Grade (D) Exceptions:	17
	C	Guideline	56
		Missing Document	46
		Borrower and Mortgage Eligibility	25
		Income / Employment	22
		Insurance	16
		Loan Package Documentation	16
		Disclosure	14
		Asset	13
		Property - Appraisal	12
		Credit	11
		Hazard Insurance	5
		Document Error	3
		Income	3
		Legal / Regulatory / Compliance	2
		1003	1
		ATR/QM Defect	1
		System	1
		VA Funding Fee	1
		Total Credit Grade (C) Exceptions:	248
	B	Guideline	104
		Missing Document	93
		Insurance	68
		Borrower and Mortgage Eligibility	43
		Asset	28
		Income / Employment	25
		Credit	22
		Loan Package Documentation	21
		Hazard Insurance	6
		Income	6
		Property - Appraisal	6
		Title	6
		Disclosure	3
		Loan Eligibility	2
		1003	1
		Document Error	1
		Modification	1
		Note	1
		Security Instrument	1
		Total Credit Grade (B) Exceptions:	438

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Total Credit Exceptions:			703
Property	D	Property - Appraisal	2
		Total Property Grade (D) Exceptions:	2
	C	Property - Appraisal	31
		Appraisal Reconciliation	6
		Total Property Grade (C) Exceptions:	37
	B	Property - Appraisal	20
		Appraisal Reconciliation	5
		Total Property Grade (B) Exceptions:	25
Total Property Exceptions:			64
Grand Total:			2,364

Exception Type	Fitch Final Exception Rating	Exception Category	Total

Compliance	D	Missing Document	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (D) Exceptions:	2
	C	Compliance	2
		Missing Required Data (other than HUD-1 or Note)	1
		State Defect	1
		TRID Defect	1
		Total Compliance Grade (C) Exceptions:	5
	B	TRID Defect	716
		ATR/QM Defect	219
		Missing, Incorrect, or Incomplete Final or Initial 1003	175
		Missing Non-Required Data	140
		RESPA	114
		ECOA	113
		Missing Application Date	78
		TILA	44
		State Late Charge	42
		TRID	24
		GSE	18
		Misc. State Level	15
		Missing Disclosure	12
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	11
		ATR/QM	10
		FACTA	8
		Federal HPML	6
		TIL-MDIA	4
		Compliance	2
		Final TIL Estimated	2
		Missing Required Data (other than HUD-1 or Note)	2
		Flood	1
		Missing, Incorrect, or Incomplete Final TIL	1
		Missing, Incorrect, or Incomplete GFE	1
		State Defect	1
		State HPML	1
		Total Compliance Grade (B) Exceptions:	1,760
Total Compliance Exceptions:			1,767
Credit	D	Property - Appraisal	14
		Loan Package Documentation	2
		Missing Document	1
		Total Credit Grade (D) Exceptions:	17
	C	Guideline	56
		Missing Document	45
		Borrower and Mortgage Eligibility	25
		Income / Employment	22
		Insurance	16
		Loan Package Documentation	16
		Disclosure	14
		Asset	13
		Property - Appraisal	12
		Credit	11
		Hazard Insurance	5
		Document Error	3
		Income	3
		Legal / Regulatory / Compliance	2
		1003	1
		ATR/QM Defect	1
		System	1
		VA Funding Fee	1
		Total Credit Grade (C) Exceptions:	247
	B	Guideline	104
		Missing Document	72
		Insurance	68
		Borrower and Mortgage Eligibility	43
		Asset	28
		Income / Employment	25
		Credit	22
		Loan Package Documentation	21
		Hazard Insurance	6
		Income	6
		Property - Appraisal	6
		Title	6
		Disclosure	3
		Loan Eligibility	2
		1003	1
		Document Error	1
		Modification	1
		Note	1
		Security Instrument	1
		Total Credit Grade (B) Exceptions:	417
Total Credit Exceptions:			681

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Property	D	Property - Appraisal	8
		Appraisal Reconciliation	3
		Total Property Grade (D) Exceptions:	11
	C	Property - Appraisal	31
		Appraisal Reconciliation	3
		Total Property Grade (C) Exceptions:	34
	B	Property - Appraisal	20
		Appraisal Reconciliation	5
		Total Property Grade (B) Exceptions:	25
Total Property Exceptions:			70
Grand Total:			2,518

The following exceptions were noted on the mortgage loans included in the Guideline and Lease Review performed by AMC.

GUIDELINE REULTS SUMMARY (29 Mortgage Loan)

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total
Credit	B	Small Balance Commercial	30
		Guideline	14
		Credit	8
		Loan Package Documentation	4
		Missing Document	3
		Total Credit Grade (B) Exceptions:	59
Total Credit Exceptions:			59
Grand Total:			59

LEASES REVIEW (6 Mortgage Loan)

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total
Credit	C	Guideline	1
		Total Credit Grade (C) Exceptions:	1
	B	Guideline	3
		Borrower and Mortgage Eligibility	2
		Total Credit Grade (B) Exceptions:	5
Total Credit Exceptions:			6
Grand Total:			6

DATA INTEGRITY REVIEW SUMMARY (2,055 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 45 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# of Variances	# Loans	% Variance
APPVAL	1	2,055	0.05%
ARMORFIX	0	2,055	0.00%

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BALLOON	190	2,055	9.25%
CITY	22	2,055	1.07%
DEFPRINBAL	180	2,055	8.76%
FPADATE	12	2,055	0.58%
FPDATE	0	2,055	0.00%
FRADATE	16	2,055	0.78%
INDEXCD	0	2,055	0.00%
INTTYPE	11	2,055	0.54%
IOEXPDATE	5	2,055	0.24%
IOFLAG	14	2,055	0.68%
LIFEMAXRT	0	2,055	0.00%
LIFEMINRT	0	2,055	0.00%
LNAME	77	2,055	3.75%
LOANPURP	0	2,055	0.00%
MARGIN	0	2,055	0.00%
MODDATE	111	2,055	5.40%
MODIFIED	132	2,055	6.42%
MTDATE	81	2,055	3.94%
ORIGBAL	0	2,055	0.00%
ORIGDATE	0	2,055	0.00%
ORIGPANDI	0	2,055	0.00%
ORIGRATE	0	2,055	0.00%
PERCAP	0	2,055	0.00%
PERFLOOR	0	2,055	0.00%
PRAREMAINING	13	2,055	0.63%
PROPTYPE	0	2,055	0.00%
RFREQ	0	2,055	0.00%
SALESPRICE	7	2,055	0.34%
STADDRESS	132	2,055	6.42%
STATE	0	2,055	0.00%
STEP1RATE	4	2,055	0.19%
STEP1RATEDATE	5	2,055	0.24%
STEP2RATE	2	2,055	0.10%
STEP2RATEDATE	3	2,055	0.15%
STEP3RATE	1	2,055	0.05%
STEP3RATEDATE	1	2,055	0.05%
STEP4RATE	1	2,055	0.05%
STEP4RATEDATE	1	2,055	0.05%
STEP5RATE	0	2,055	0.00%
STEP5RATEDATE	0	2,055	0.00%
STEP6RATE	0	2,055	0.00%

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STEP6RATEDATE	0	2,055	0.00%
ZIP	25	2,055	1.22%
Grand Total	1,047	90,420	1.16%

PAYMENT HISTORY REVIEW SUMMARY (2,055 Mortgage Loans)

A 24-month Payment History Review was completed on 2,055 mortgage loans of which 2,040 mortgage loans (99.27%) had complete pay history strings. Of these mortgage loans, 1,011 mortgage loans (49.20%) had no delinquencies during the lookback period. The remaining 1,044 mortgage loans (50.80%) showed evidence of one or more delinquencies during the lookback period. 15 mortgage loans (0.73%) showed evidence of one or more missing months of data during the lookback period and showed evidence of one or more delinquencies during the lookback period. As of the 5/31/2024 cutoff date, 1,871 mortgage loans (91.05%) are current. Some “% of Loans” may not add to 100% due to rounding.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	1,011	49.20%
Delinquency, No Missing Data	1,029	50.07%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	15	0.73%
Total	2,055	100.00%

COLLECTION COMMENT REVIEW SUMMARY (2,055 Mortgage Loans)

AMC reviewed a total of 2,055 mortgage loans. In total 49 mortgage loans (2.38% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
3	49	2.38%
2	237	11.53%
1	1,769	86.08%
Total	2,055	100.00%

Exception Type	Exception Grade	Exception	Total
Comment	3	Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	18
		Damaged Interior - Damage remains unresolved and no indication covered by insurance	15
		Title Issue -	9
		RFD - Borrower Illness	4
		Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	3
		Legal Description Issue - Mortgage contained incorrect legal and no actions to correct to date	3
		Current Bankruptcy - no relief granted	1
		Cease and Desist Request Received From Mortgagor or 3rd Party	1
		Vacant Property - Unsecured	1
		There are indications of fraud on the loan.	1
		Total Comment Grade (3) Exceptions:	56

Title Review

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As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (1,922 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 1,922 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	Except with respect to 8 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 8 mortgage loan files, all the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	Except with respect to 9 Association Liens across 8 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 330 Municipal Liens across 75 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 18 Property Tax Liens across 10 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 41 Prior Liens across 34 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 41 Prior Liens across 34 mortgage loan files, 3 Prior Liens were determined to be mitigated as the lien was determined to be past the statutory timeline for enforcement, and 38 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	Except with respect to 85 Prior Mortgages across 76 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 85 Prior Mortgages across 76 mortgage loan files, 8 Prior Mortgages were determined to be mitigated as the mortgage was determined to be past the statutory timeline for enforcement, and 77 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL SUMMARY

The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding. GL Review not included in summary below.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,662	82.03%	$413,153,955.22	80.34%
Adjustable	364	17.97%	$101,084,195.80	19.66%
Total	2,026	100.00%	$514,238,151.02	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,995	98.47%	$512,065,770.90	99.58%
2	30	1.48%	$2,127,315.12	0.41%

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3	1	0.05%	$45,065.00	0.01%
Total	2,026	100.00%	$514,238,151.02	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	458	22.61%	$58,697,772.29	11.41%
Cash Out: Home Improvement/Renovation	4	0.20%	$1,285,507.00	0.25%
Cash Out: Other/Multi-purpose/Unknown Purpose	351	17.32%	$61,094,068.10	11.88%
Limited Cash-Out	25	1.23%	$5,447,700.00	1.06%
First Time Home Purchase	299	14.76%	$81,149,963.91	15.78%
Other-than-first-time Home Purchase	533	26.31%	$230,560,331.48	44.84%
Rate/Term Refinance - Lender Initiated	6	0.30%	$986,712.06	0.19%
Rate/Term Refinance - Borrower Initiated	245	12.09%	$58,614,251.28	11.40%
Construction to Permanent	8	0.39%	$3,159,224.00	0.61%
Unavailable	97	4.79%	$13,242,620.90	2.58%
Total	2,026	100.00%	$514,238,151.02	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	38	1.88%	$5,415,834.29	1.05%
121-180 Months	232	11.45%	$39,407,017.79	7.66%
181-240 Months	210	10.37%	$17,512,237.58	3.41%
241-360 Months	1,514	74.73%	$445,082,816.42	86.55%
361+ Months	32	1.58%	$6,820,244.94	1.33%
Total	2,026	100.00%	$514,238,151.02	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,087	53.65%	$280,154,116.59	54.48%
Co-op	20	0.99%	$4,785,700.00	0.93%
Condo, Low Rise	112	5.53%	$28,006,067.00	5.45%
Condo, High Rise	20	0.99%	$8,562,395.00	1.67%
PUD	295	14.56%	$114,306,581.22	22.23%
Townhouse	1	0.05%	$261,000.00	0.05%
Single-wide Manufactured Housing	132	6.52%	$11,340,062.54	2.21%
1 Family Attached	41	2.02%	$9,880,665.62	1.92%
2 Family	51	2.52%	$17,701,921.51	3.44%
3 Family	16	0.79%	$5,645,293.00	1.10%
4 Family	7	0.35%	$3,805,350.00	0.74%
Office	1	0.05%	$75,000.00	0.01%
Unavailable	243	11.99%	$29,713,998.54	5.78%
Total	2,026	100.00%	$514,238,151.02	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,649	81.39%	$402,805,190.74	78.33%
Investment	159	7.85%	$47,386,353.64	9.21%
Second Home	140	6.91%	$53,723,287.00	10.45%
Unknown	78	3.85%	$10,323,319.64	2.01%
Total	2,026	100.00%	$514,238,151.02	100.00%

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